UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 12, 2007

Intermec, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13279	95-4647021
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification Number)

6001 36th Avenue West
Everett, Washington
www.intermec.com		98203-1264
(Address of principal executive offices and internet site)		(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of
       Certain Officers; Compensatory Arrangements of Certain Officers.

On November 12, 2007, Claire W. Gargalli retired as a member of the Board of Directors (the “Board”) of Intermec, Inc. (the “Company”), effective as of December 31, 2007.  Ms. Gargalli will have her 65th birthday before the effective date of her retirement. Ms. Gargalli’s resignation was not the result of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On November 13, 2007, the Board reduced the number of directors from nine to eight effective upon Ms. Gargalli’s resignation on December 31, 2007, as permitted by Section 3.2 of the Company’s Amended By-Laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intermec, Inc.
(Registrant)

Date: November 14, 2007	By:	/s/ Janis L. Harwell
Janis L. Harwell
Senior Vice President,
General Counsel and
Corporate Secretary